LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP American Century Disciplined Core Value Fund

Supplement Dated January 29, 2026

Summary Prospectus dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary Prospectus

This Supplement updates certain information in the Summary Prospectus for the LVIP American Century Disciplined Core Value Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on December 8-9, 2025, the Board approved changes to the name and strategy of the Fund, effective on or about May 1, 2026 (“Effective Date”).

As of the Effective Date, the Fund’s Summary Prospectus is revised as follows:

1.	The Fund’s name is changed as noted. All references to the Fund’s name are revised accordingly.

New Fund Name (effective May 1, 2026)	Former Fund Name
LVIP Avantis Large Cap Value Fund	LVIP American Century Disciplined Core Value Fund

2.	The information under the heading Principal Investment Strategies on page 2 of the Fund’s Summary Prospectus is deleted and replaced with the following:

American Century Investment Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets

The Fund invests primarily in a diverse group of U.S. large cap companies across market sectors and industry groups.

The Fund seeks to achieve higher expected returns by selecting securities of companies with higher profitability and value characteristics, as well as smaller market capitalizations relative to others within the Fund’s large cap investment universe. To identify the desired market capitalization companies with higher profitability and value characteristics, the Sub-Adviser uses reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. The Sub-Adviser defines “value characteristics” mainly as adjusted book/price ratio (though other price to fundamental ratios may be considered). The Sub-Adviser defines “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). The Sub-Adviser may also consider other factors when selecting a security, including industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others. When the Sub-Adviser identifies securities with the desired capitalization, profitability, value, and past performance characteristics, they seek to include these securities in the broadly diversified portfolio. To determine the weight of a security within the portfolio, the Sub-Adviser uses the market capitalization of the security relative to that of other eligible securities as a baseline, then overweight or underweight the security based on the characteristics described above. The Sub-Adviser may dispose of a security if it no longer has the desired market capitalization, profitability, or value characteristics. When determining whether to dispose of a security, the Sub-Adviser will also consider, among other things, relative past performance, costs, and taxes. The Sub-Adviser reviews the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired broad set of U.S. companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of large capitalization U.S. companies. To determine whether a company is a U.S. company, the Sub-Adviser will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized, and whether the company is in the Fund’s benchmark, the Russell 1000® Value Index. The Fund defines large capitalization companies as those with market capitalizations at least as large as the smallest company in the Russell 1000® Value Index. Though market capitalizations will change from time to time, as of September 30, 2025, the market capitalization of the smallest company in the Russell 1000® Value Index was approximately $1.1 billion.

3.	The information under the Principal Risks section on page 2 of the Fund’s Summary Prospectus is deleted and replaced with the following:

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Stock/Equity Investing Risk. Equities generally fluctuate in value more than bonds and may decline significantly over short time periods. Equity prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.

●

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

●

Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.

●

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.

●	Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

4.	The table under the Portfolio Managers section on page 3 of the Fund’s Summary Prospectus is deleted and replaced with the following:

American Century Portfolio Managers	Company Title	Experience with Fund
Matthew Dubin	Portfolio Manager	Since May 1, 2026
Mitchell Firestein	Senior Portfolio Manager	Since May 1, 2026
Daniel Ong	Senior Portfolio Manager	Since May 1, 2026
Ted Randall	Senior Portfolio Manager	Since May 1, 2026
Eduardo Repetto	Chief Investment Officer of Avantis Investors	Since May 1, 2026

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